EXHIBIT 10.4

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                   TIVO INC.

                              AMENDED AND RESTATED
                           STOCK SUBSCRIPTION WARRANT

                 No.  VW - B - 1            September 13, 2000

1.  GENERAL.
    -------

          (a) THIS CERTIFIES that, for value received, AMERICA ONLINE, INC. ("AOL"), or its assigns, is entitled to subscribe for and purchase from TIVO INC., a Delaware corporation (the "Company"), at any time or from time to time during the period (the "Exercise Period") commencing with the date hereof and ending on December 31, 2003, on the terms and subject to the provisions hereinafter set forth, up to 295,428 shares (subject to adjustment as provided herein) of fully paid and non-assessable shares of Common Stock, $0.001 par value (the "Common Stock"), of the Company, at a price per share (the "Warrant Price") of $7.29.

          (b) This Amended and Restated Warrant (this "Warrant") amends and restates in its entirety the TiVo Inc. Stock Subscription Warrant No. VW-A-1, dated September 13, 2000, issued to the Purchaser by the Company. This Warrant is being issued pursuant to an Investment Agreement dated as of June 9, 2000, as amended by the First Amendment, dated as of September 13, 2000, and as amended by the Second Amendment, dated as of January 30, 2001 (collectively, the "Agreement"), between the Company and AOL. All terms used but not defined herein shall have the meanings set forth in the Agreement. The shares of capital stock of the Company issuable upon exercise of this Warrant are sometimes hereinafter referred to as the "Warrant Shares."

2.  EXERCISE OF WARRANT.
    -------------------

          (a) Subject to Section 2(b), the rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time during the Exercise Period, by (i) the surrender of this Warrant, together with an executed Notice of Exercise in substantially the form attached hereto as Exhibit A, at the office of the Company at 2160 Gold Street, Alviso, CA 95002, or at such other agency or office of the Company in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company, and (ii) payment (either in cash or by check) to the Company of the Warrant Price for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant and representing the remaining Warrant Shares, shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

          (b) If the last reported trading price of the Common Stock as reported on the Nasdaq National Market of the Nasdaq Stock Market Inc., ("Nasdaq"), exceeds $30.00 per share for at least eighteen (18) trading days in any consecutive twenty (20) trading day period (the "Mandatory Exercise Trigger Event"), then the holder shall be obligated to exercise a portion of this Warrant with respect to zero (0) Warrant Shares (the "Mandatory Warrant Shares") in accordance with the provisions of this Section 2.

          (c) The Company will promptly provide the holder of this Warrant with written notice (the "Mandatory Exercise Notice") of the occurrence of a Mandatory Exercise Trigger Event, which shall include a table showing the last reported trading prices of the Common Stock as reported on Nasdaq for the twenty
(20) trading day period referred to in Section 2(b) and shall specify (i) the number of Mandatory Warrant Shares and (ii) the total payment due from the holder (which payment may be made either in cash or by check).

          (d) The closing of the Mandatory Exercise will take place as soon as reasonably practicable following the delivery of a Mandatory Exercise Notice, but, subject to the absence of an error in the determination referred to in
Section 2(b) and receipt of any required governmental approvals, no later than thirty (30) days following such delivery. Such closing will take place at the offices of the Company, or at such other location as the holder and the Company, acting reasonably, shall agree. At such closing, the Company shall issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon the Mandatory Exercise, registered in the name of the holder or such designee, and if the Mandatory Warrant Shares do not constitute all the Warrant Shares issuable upon exercise of this Warrant, a new Warrant, registered in the name of the holder, of like tenor to this Warrant (but excluding any mandatory exercise obligations) for the number of shares remaining subject to this Warrant following such Mandatory Exercise.

3.  ADJUSTMENT OF WARRANT PRICE.
    ---------------------------

          (a) The Warrant Price shall be subject to adjustment from time to time as follows:

               (i) If the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such subdivision or split-up is not effected, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date had not been fixed.

               (ii) If the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such combination is not effected, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date had not been fixed.

               (iii) In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock), this Warrant shall after such reorganization, reclassification, consolidation or merger be exercisable or exchangeable into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

               (iv) In case the Company shall issue warrants or other rights to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Fair Market Value of the Common Stock (as defined below, with a Determination Date as of the record date for the determination of stockholders entitled to receive such rights or warrants, the Warrant Price in effect after such record date shall be determined by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date for issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such Fair Market Value, and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date for issuance of such rights or warrants plus the total number of shares of Common Stock receivable upon exercise of such rights or warrants. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by a nationally recognized independent investment banking firm jointly selected by the Company and the holder of this Warrant or, if such selection cannot be made within five (5) Business Days after the record date referred to above, by a nationally recognized independent investment banking firm selected by the American Arbitration Association. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Warrant Price shall again be adjusted to be the Warrant

     Price which would then be in effect if such record date had not been fixed. For purposes hereof:

   "Fair Market Value" of one share of Common Stock as of any date (the "Determination Date") means:

               (A) (1) the average of the closing prices quoted on Nasdaq, if applicable, or the average of the last bid and asked prices of the Common Stock quoted in the over-the-counter-market or (2) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the twenty (20) trading days immediately preceding the Determination Date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day; and

               (B) in connection with a Corporate Transaction (as hereinafter defined), the value per share of Common Stock received or receivable by each holder thereof (assuming for purposes of this determination, in the case of a sale of assets, the Company is liquidated immediately following such sale and the consideration paid to the Company is immediately distributed to its stockholders); and

               (C) in all other circumstances, the fair market value per share of Common Stock as determined by a nationally recognized independent investment banking firm jointly selected by the Company and the holder of this Warrant or, if such selection cannot be made within five (5) Business Days after the Determination Date, by a nationally recognized independent investment banking firm selected by the American Arbitration Association; and

        "Corporate Transaction" means (i) any consolidation or merger of the Company with or into any other corporation or other entity, other than any merger or consolidation resulting in the holders of the capital stock of the Company entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting corporation or its ultimate parent entity entitled to vote for the election of directors, (ii) any person or entity (including any affiliates thereof) becoming the holder of 50% of the capital stock of the Company entitled to vote for the election of directors, or (iii) any sale or other disposition by the Company of all or substantially all of its assets or capital stock.

               (v) In case the Company shall distribute to all holders of shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) any shares of capital stock of the Company (other than shares of Common Stock) or evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any of its securities (excluding those rights or warrants referred to in subparagraph (iv) above) (any of the foregoing being hereinafter in this subparagraph (v) called the "Securities"), then, in each such case, the Warrant Price shall be adjusted so that the same shall equal the price determined by multiplying the Warrant Price in effect immediately prior to the date of such distribution by a fraction the numerator of which shall be the Fair Market Value (as defined above) of the Common Stock with a Determination Date as of the record date mentioned above, less the then fair market value (as determined by a nationally recognized independent investment banking firm jointly selected by the Company and the holder of this Warrant or, if such selection cannot be made within five (5) Business Days after the record date referred to above, by a nationally recognized independent investment banking firm selected by the American Arbitration Association) of the portion of the Securities so distributed allocable to one share of Common Stock, and the denominator of which shall be the Fair Market Value of the Common Stock. Such adjustment shall become effective immediately prior to the opening of business on the day following the record date for the determination of shareholders entitled to receive such distribution. In the event that such distribution is not so made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such date fixed for the determination of shareholders entitled to receive such distribution had not been fixed.

               (vi) All calculations under this Section 3 shall be made to the nearest one tenth (1/10) of a cent or to the nearest one tenth (1/10) of a share, as the case may be.

          (b) Whenever the Warrant Price shall be adjusted as provided in this
Section 3 the Company shall forthwith file, at the office of the Company or any transfer agent designated by the Company for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Warrant Price. The Company shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested, postage prepaid, to each holder of a Warrant at his or its address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

          (c) In the event the Company shall propose to take any action of the types described in Section 3(a) or Section 10, the Company shall give notice to each holder of a Warrant in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price then in effect and the number, kind or class of shares or other securities or property which shall be delivered or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other action, such notice shall be given at least thirty (30) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

4.  ADJUSTMENT OF WARRANT SHARES.
    ----------------------------

          Upon each adjustment of the Warrant Price as provided in Section 3, the holder hereof shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by (B) the new Warrant Price resulting from such adjustment. No fractional shares of Common Stock shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to this paragraph shall be eliminated without consideration.

5.  COVENANTS.
    ---------

          The Company covenants and agrees that:

               (i) all shares of Common Stock and any other securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof;

               (ii) the Company will from time to time take all such action as may be requisite to assure that the stated or par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Price per share of Preferred Stock issuable upon exercise of this Warrant;

               (iii) the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock and any other securities to provide for the exercise of the rights represented by this Warrant;

               (iv) if any shares of Common Stock or any other securities to be reserved to provide for the exercise of this Warrant require registration with or approval of any Governmental Authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be; and

               (v) if and so long as the Common Stock or any other securities issuable upon the exercise of this Warrant are listed on Nasdaq, any national securities exchange or any comparable system, the Company will, if permitted by the rules of such exchange or system, list and keep listed on such exchange or system, upon official notice of issuance, all shares of such capital stock.

6.   NO SHAREHOLDER RIGHTS.
     ----------------------

          This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

7.   RESTRICTIONS ON TRANSFER.
     -------------------------

          (a) This Warrant and the Warrant Shares issuable upon exercise hereof are subject to restrictions on transfer contained in the Stockholders and Registration Rights Agreement (the "Stockholders Agreement"), dated as of June 9, 2000, between the Company and AOL. No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the Warrant Shares issuable upon exercise hereof may be made except in accordance with the provisions of the Stockholders Agreement.

          (b) The holder of this Warrant acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (i) current registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws is then in effect or (ii) an opinion of counsel reasonably satisfactory to the Company to the effect that such registration or qualification is not required.

          (c) Each certificate or other instrument for Warrant Shares issued upon exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the effect set forth in each of Sections 7(a) and 7(b).

8.  RIGHTS OF THE HOLDER.
    --------------------

          Anything contained herein to the contrary notwithstanding, the shares of Common Stock issuable upon exercise of this Warrant shall be entitled to all rights and benefits accorded thereto in any investor rights or shareholders or similar agreement between and/or among the Company and the holders of the Common Stock, and the Company shall take all actions and shall execute and deliver all documents necessary or desirable, including any amendments to such agreement(s) to make the holder a party thereto.

9.  TRANSFER OF WARRANT.
    -------------------

          (a) Subject to the restriction set forth in Section 7, this Warrant and all rights and obligations hereunder (including the obligation to purchase all or a portion of the Mandatory Warrant Shares) are transferable, in whole, or in part, at the agency or office of the Company referred to in Section 2, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto. Upon surrender at such agency or office, this Warrant may be exchanged for a Warrant or Warrants in other denominations or the transfer thereof may be registered in whole or in part; provided that such other Warrants evidence the same aggregate number of Warrant
--------
Shares as the Warrant so surrendered.

          (b) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) a new Warrant under this Section 9. The Company will pay all documentary stamp taxes attributable to the initial issuance of this Warrant and of the Warrant Shares upon the exercise of this Warrant. Notwithstanding the foregoing, the Company will not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant or any certificates for Warrant Shares in a name other than that of the registered holder of such Warrant, and the Company shall not be required to issue or deliver such Warrant unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

          (c) The Company agrees to maintain, at its aforesaid office or agency, books for the registration or transfer of the Warrants.

10.  REORGANIZATIONS, ETC.
     ---------------------

          In case of any capital reorganization, of any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Company as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation or entity (if other than the Company) resulting from such transaction or the corporation or entity purchasing such assets shall assume by a written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

11.  LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.
     --------------------------------------------

          If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12.  MODIFICATION AND WAIVER.
     -----------------------

          This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13.  NOTICES.
     -------

          All notices, advices and communications to be given or otherwise made to any party to this Warrant shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

          (a)  If to the Company, to:
               TiVo Inc.
               2160 Gold Street
               Alviso, CA 95002
               Attention:  Chief Financial Officer
               Telecopier:  (408) 519-5333
               e-mail address:  dave@tivo.com; and

          (b)  If to AOL as follows:
               America Online, Inc.
               22000 AOL Way
               Dulles, Virginia  20166
               Attention:  General Counsel
               Telecopier:  (703) 265-1495
               e-mail address:  PTCapp@aol.com

Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received
(i) in the case of personal delivery or delivery by telecopier, on the date of such deliver, (ii) in the case of nationally recognized overnight courier, on the next Business Day after the date when sent and (ii) in the case of mailing, on the third

Business Day following that on which the piece of mail containing such communication is posted.

14.  BINDING EFFECT ON SUCCESSORS; SURVIVAL.
     --------------------------------------

          This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of AOL.

15.  DESCRIPTIVE HEADINGS AND GOVERNING LAW.
     --------------------------------------

          The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

16.  FRACTIONAL SHARES.
     -----------------

          No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

17.  LIMITATION OF LIABILITY.
     -----------------------

          Except as specifically set forth in Section 2(b), no provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no enumeration in this Warrant of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

18.  REMEDIES.
     --------

          The Company and the holder of this Warrant each stipulates that the remedies at law of each party hereto in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

19.  COUNTERPARTS.
     ------------

          This Warrant may be executed by any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument.

20.  SEVERABILITY.
     ------------

          The provisions of this Warrant are severable, and if any clause or provision may be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability will affect only that clause or provision, in part thereof, in that jurisdiction, and shall not in any manner affect that clause or provision or any other clause or provision in this Warrant in any other jurisdiction.

21.  NONWAIVER.
     ---------

          No course of dealing or any delay or failure to exercise any right under this Warrant by any holder of this Warrant will operate as a waiver of such right or otherwise prejudice such holder's rights, power or remedies.

                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the undersigned have caused this Warrant to be executed by their duly authorized officers on the date first above written.


                                      TIVO INC.


                                      By: /s/ DAVID H. COURTNEY
                                          ----------------------------------
                                          Name:  David H. Courtney
                                          Title: Senior Vice President, Finance
                                                 & Administration
ATTEST: /s/ ALAN C. MENDELSON
        ----------------------------
        Alan C. Mendelson, Secretary

                                      AMERICA ONLINE, INC.


                                      By: /s/ LYNDA CLARIZIO
                                          ------------------------------------
                                          Name:  Lynda Clarizio
                                          Title: Senior Vice President

                                   Exhibit A

                               Notice of Exercise

                    [To be signed upon exercise of Warrant]

          The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _________ shares of _________ of TiVo Inc. and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to,
_________________________________, whose address is
_________________________________________________.

Dated:_____________

                              _________________________________
                              (Signature)

                              _________________________________
                              (Address)

                                   Exhibit B

                               Form of Assignment

                  [To be signed only upon transfer of Warrant]

          For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the Warrant to purchase _______ shares of _________ of TiVo Inc., to which the Warrant relates, together with the obligation, on the terms set forth in the Warrant, to purchase _________ Mandatory Warrant Shares, and appoints Attorney to transfer such right on the books of TiVo Inc., with full power of substitution in the premises.

Dated:_____________

                              ____________________________
                              (Signature)
Signed in the presence of:

______________________________